Deferred Income	6 Months Ended
Jun. 30, 2024
Deferred Income [Abstract]
Deferred Income
12.	Deferred income

	2024	2023
Current	€’000	€’000
Grant – C5 (IAPMEI)	-	-
Income deferrals - customers	1,353	-
	1,353	-
Non-Current
Grant – C5 (IAPMEI)	9,771	9,299
	9,771	9,299

During the period end June 30, 2024, €2.0 million previously received in relation to the C-14 grant award was reclassified from PPE and subsequently recognised under deferred income. This grant funding can only be spent on a specific project and cannot be used by the Group in the ordinary course of business. As no project expenditure has been incurred to date, this amount will be recognised as deferred income until such time that it can be offset against project expenditure. Customer income referrals relate to cash received from various customers and will remain in deferred income until such a time that the revenue can be recognised in line with the Company’s revenue recognition accounting policy.